UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 2, 2015

CROSSROADS CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-53504	26-2582882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

128 N. 13th Street, #1100 Lincoln, Nebraska 68508
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (720) 889-0139

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

Resignation of Frederic M. Schweiger and Katie P. Kurtz as Officers

In connection with the termination of the Investment Advisory and Administrative Services Agreement (“Investment Advisory Agreement”), by and between Crossroads Capital, Inc. f/k/a BDCA Venture, Inc. (the “Company”) and  BDCA Venture Adviser, LLC (the “Adviser”) dated as of July 1, 2014, Frederic M. Schweiger notified the Company’s Board of Directors (the “Board”) of his resignation as the Chief Executive Officer, President, Chief Operating Officer, Chief Compliance Officer and Secretary of the Company, effective December 2, 2015.  Mr. Schweiger’s resignation was not the result of any disagreement with the Company on any matters relating to the Company's operations, policies or practices.

In connection with the termination of the Investment Advisory Agreement, Katie P. Kurtz also notified the Board of her resignation as the Chief Financial Officer and Treasurer of the Company, effective December 2, 2015.  Ms. Kurtz’s resignation was not the result of any disagreement with the Company on any matters relating to the Company's operations, policies or practices.

Appointment of New Officers

Effective December 2, 2015, the Board appointed the following persons to serve as the Company’s officers until his or her resignation or earlier termination or other removal therefrom:

Ben H. Harris - Chief Executive Officer and President

David M. Hadani - Chief Financial Officer, Treasurer and Secretary

Stephanie L. Darling - Chief Compliance Officer

Biographical and other information in satisfaction of the disclosures required by Items 401(b) and 401(e) of Regulation S-K for each of the new officers is set forth below.

Ben H. Harris (age 47).  Since July 2008, Mr. Harris has served as Manager of NBC Bancshares, LLC, a bank holding company, and as Director for two of its subsidiary banks, Nebraska Bank of Commerce and Mountain View Bank of Commerce.  Mr. Harris has also has served as Director and CEO of a third NBC Bancshares subsidiary, NBC Trust Company since January 2015.  Mr. Harris is a Manager of two investment holding companies based in Lincoln, Nebraska:  NHI II, LLC since June 2007 and GRIT, LLC since November 2013.  Mr. Harris also serves as a Director of Bolts & Nuts Corp., a subsidiary of GRIT, LLC and a fastener distributor headquartered in Chattanooga, Tennessee.  Additionally, Mr. Harris has served as Director of Special Opportunities Fund, Inc., a public closed-end investment fund headquartered in Milwaukee, Wisconsin, since December 2009 (NYSE:SPE).

Mr. Harris currently serves as Director of Invest Nebraska Corp., a private non-profit corporation focused on investing capital in high-growth Nebraska-based companies.  Mr. Harris also serves on the Board of Governors for Nebraska Wesleyan University, and is on the Board of Trustees for the Sheldon Art Association.  He is also a current Director of the Ben Hormel Harris Foundation and a former Director for the Hormel Family Foundation.

Mr. Harris is a 1996 graduate of the University of Nebraska-Lincoln College of Law (J.D.), and a 1991 graduate of Washington University in St. Louis (B.A.).

David M. Hadani (age 48).  Mr. Hadani has been the Chief Executive Officer of Nebraska Heavy Industries, Inc. since January 2008, and the Executive Chairman of Bolts & Nuts Corp., a subsidiary of GRIT, LLC and a fastener distributor headquartered in Chattanooga, Tennessee, since November 2013.  Prior to that, Mr. Hadani was a principal with MVC Capital, Inc. (NYSE: MVC), a business development company based in New York, New York, for whom Mr. Hadani was responsible for primary investing into and portfolio management of middle-market operating businesses.  Previously, Mr. Hadani served in various general management, purchasing and finance roles with Philips Electronics, N.V. and AlliedSignal, Inc., based in both the United States and Asia.   Mr. Hadani currently sits on the Board of Directors of Nebraska Heavy Industries, GRIT, LLC, Bolts & Nuts Corp., TranslateMedia Limited, The Helms Fund (a 501(c)(3) social enterprise) and Ohio Medical Corporation.  Previously, Mr. Hadani was a member of the Board of Directors of Goodwill Industries International, Inc., a non-profit organization, having served while a member of the Board as its Chairman of the Board of Directors.

Mr. Hadani has a Master's of Business Administration degree from Duke University, as well a B.S., Business Administration from Washington University in St. Louis.

Stephanie L. Darling (age 45).  Since 2012, Ms. Darling has served as General Counsel and Chief Compliance Officer of Bulldog Investors, LLC, a registered investment adviser.  In July 2014, she became the Editor-in-Chief of The Investment Lawyer, a monthly legal publication devoted to the investment management legal industry. She has been a Principal of The Law Office of Stephanie Darling since 2008.

Ms. Darling received her undergraduate degree from Pennsylvania State University in 1992 and her Juris Doctor from the University of Maryland School of Law in 1995.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Amendment

Effective December 2, 2015, BDCA Venture, Inc. has changed its name to “Crossroads Capital, Inc.” (“Crossroads Capital” or the “Company”).  On November 18, 2015, in accordance with the provisions of the Maryland General Corporation Law (“MGCL”), the Company’s Board of Directors approved an amendment to the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to change the Company’s name to “Crossroads Capital, Inc.,” to be effective prior to the termination of the Investment Advisory and Administrative Services Agreement between the Company and BDCA Venture Adviser, LLC.  Under MGCL, the foregoing amendment to the Company’s Articles of Incorporation did not require the approval of the Company’s stockholders.  A copy of the Articles of Amendment changing the Company’s name to “Crossroads Capital, Inc.” effective December 2, 2015 is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Bylaws Amendment

On November 18, 2015, the Company’s Board of Directors approved an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws”) to change the Company’s name to “Crossroads Capital, Inc.” to be effective upon the filing of the Articles of Amendment.  A copy of the Amendment to the Bylaws changing the Company’s name to “Crossroads Capital, Inc.” effective December 2, 2015 is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01   Other Events.

The shares of Crossroads Capital, Inc. continue to be listed on Nasdaq and will begin trading under the new ticker symbol “XRDC” on December 3, 2015.

A copy of the Company’s press release announcing the change in the Company’s name and ticker symbol and the appointment of new officers is attached as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation effective December 2, 2015

3.2	Amendment to Amended and Restated Bylaws dated December 2, 2015

99.1	Press Release dated December 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 2, 2015		CROSSROADS CAPITAL, INC.

		By:	/s/ Ben H. Harris
Ben H. Harris
President and Chief Executive Officer